Exhibit 10.7

TRADUCCIÓN PÚBLICA

[El documento es una copia que consta de 3 páginas]

City of Buenos Aires, April 11, 2014

MOLINO CAÑUELAS S.A.C.I.F.I.A.

KENNEDY 160 — CAÑUELAS

Re: Credit Line Offer

Dear Sirs,

In my capacity as proxy of CAÑUELAS GOLF CLUB S.A. (hereinafter referred to as “CAÑUELAS GOLF CLUB”), with registered address at Tagle n° 2645, city of Buenos Aires, I, Carlos A. Navilli, with DNI (National Identity Document No.) 12,657,137, would like to present to MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as “MOLINO CAÑUELAS,” and jointly with CAÑUELAS GOLF CLUB, the “PARTIES”), with registered address at Kennedy 160 of the district of Cañuelas, a monetary loan offer (the “Offer”), which shall be deemed accepted if MOLINO CAÑUELAS deposits or transfers to the CAÑUELAS GOLF CLUB’s checking account number 4626-2 176/1, of Banco Galicia of Buenos Aires, CBU (Universal Banking Code) 0070176720000004626217, prior to April 18, 2014, an amount of $52,500 (fifty-two thousand, five hundred Argentine pesos).

Whereas:

(i) CAÑUELAS GOLF CLUB is carrying out a real estate project in the district of Cañuelas, in the Province of Buenos Aires, which consists of a division into lots under the form of a “gated community,” with unique characteristics in the area;

(ii) MOLINO CAÑUELAS is interested in the development and completion of the abovementioned project, as the district of Cañuelas does not have other alternative lots of these characteristics, in which its officials and executives may settle and reside with their family units;

(iii) CAÑUELAS GOLF CLUB requires funds to complete the abovementioned real estate development; and

(iv) MOLINO CAÑUELAS has the financial resources required to meet CAÑUELAS GOLF CLUB’s needs and thus ensure the completion of the real estate project which is of significant interest to the long-term development of its officials and executives.

NOW, THEREFORE, if accepted, this Offer shall be regulated by the following terms and conditions:

ONE. PURPOSE: MOLINO CAÑUELAS shall grant to CAÑUELAS GOLF CLUB a credit line of up to $10,000,000 (ten million Argentine pesos) so that CAÑUELAS GOLF CLUB may finance its working capital. Such credit line shall remain open until May 31, 2015.

TWO. PROVISION OF FUNDS: The funds under this Offer may be deposited in full or in part, as indicated by CAÑUELAS GOLF CLUB in a letter to MOLINO CAÑUELAS. The fund amount/s may be (i) deposited within a term of 24 (twenty-four) business hours as of the request for disbursement by CAÑUELAS GOLF CLUB, in the bank account indicated by the latter in such letter/s; and/or (ii) provided by check to the order of CAÑUELAS GOLF CLUB S.A. within a term of 24 (twenty-four) business hours as of the request for disbursement by CAÑUELAS GOLF CLUB.

THREE. REPAYMENT OF THE LOANED FUNDS: CAÑUELAS GOLF CLUB must repay the loaned funds to MOLINO CAÑUELAS on May 31, 2015, for up to the amount requested as of such time, and may repay its obligation in advance without the application of any penalties.

FOUR. INTEREST: The loan granted shall generate an annual compensatory interest of 12.5% (twelve point five percent), which must be paid by CAÑUELAS GOLF CLUB along with the repayment of the loaned principal, either on the original due date or upon repaying its obligation in advance pursuant to the foregoing clause.

FIVE. NON-COMPLIANCE AND PENALTY INTEREST: Failure to pay the loaned principal, with its respective compensatory interest, within the established maximum term shall result in the automatic default of CAÑUELAS GOLF CLUB without requiring prior notice, in which case an additional penalty interest shall accrue, equal to 50% of the agreed compensatory interest, applied proportionally for each day of delay.

SIX. JURISDICTION AND REGISTERED ADDRESSES: For all purposes hereunder, the parties shall submit to the Lower Courts of the city of Buenos Aires, and hereby establish their registered addresses at the locations indicated above, where all notices and judicial or extrajudicial citations served shall be deemed valid.

Sincerely,

[illegible signature]

Carlos A. Navilli

Proxy

CAÑUELAS GOLF CLUB S.A.

[stamp:] Signature certified on page F010411897. Buenos Aires, 04-11-2014.

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC No. 2622.

[logo] ASSOCIATION OF NOTARIES. CITY OF BUENOS AIRES. FEDERAL CAPITAL. ARGENTINE REPUBLIC.

SIGNATURE AUTHENTICATION CERTIFICATE. LAW 404 [emblem]

F010411897

Buenos Aires, April 11, 2014. In my capacity as Head of the Notarial Registry number 105 of the Federal Capital, I HEREBY CERTIFY that the signature that appear/s on the document attached to this sheet, of which the certification requirement is simultaneously met by CERTIFICATE number 107 of BOOK number 49, was/were placed before me by the person/s whose name/s and identity document number/s is/are mentioned below, as well as the proof of their identity.

Carlos Adriano NAVILLI, Documento Nacional de Identidad (National Identity Document) number 12,657,137, of age and known to me. ACTING: On behalf, in representation and in his capacity as proxy of “CAÑUELAS GOLF CLUB S.A.,” providing proof of his capacity by means of the Full General Power of Attorney for Management and Disposition, granted on July 1, 2008, before the Notary of this city, Mr. Alejandro Miguel Bertomeu, on page 1270, of Notarial Registry No. 1951 under his authority, the original of which I have before me for the purposes hereof, granting sufficient powers for these proceedings. The appearing party stated for the record that the company he represents and his mandate are in full force and effect.

[illegible signature and stamp:] PABLO I. MENDEZ HUERGO. NOTARY. LIC No. 2622.

I DO HEREBY CERTIFY THAT THE FOREGOING IS, TO THE BEST OF MY KNOWLEDGE, A TRUE AND ACCURATE TRANSLATION INTO ENGLISH (3 PAGES) OF THE DOCUMENT WRITTEN IN SPANISH ATTACHED HERETO AND TO WHICH I REFER.  IN WITNESS THEREOF I SIGN AND SEAL THIS DOCUMENT IN THE CITY OF BUENOS AIRES, ARGENTINA, ON THE 26th DAY OF THE MONTH OF JUNE OF 2017.

POR EL PRESENTE CERTIFICO Y DOY FE QUE LA QUE ANTECEDE ES A MI MEJOR SABER Y ENTENDER, UNA TRADUCCIÓN FIEL AL INGLÉS (3 PÁGINAS) DEL DOCUMENTO ADJUNTO REDACTADO EN ESPAÑOL, QUE HE TENIDO A LA VISTA Y AL CUAL ME REMITO. Y PARA QUE CONSTE, FIRMO Y SELLO EN LA CIUDAD AUTÓNOMA DE BUENOS AIRES, ARGENTINA, A LOS 26 DÍAS DEL MES DE JUNIO DE 2017.